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                           NATIONWIDE FAMILY OF FUNDS

                       SUPPLEMENT DATED JANUARY 12, 1999

                                       TO

                       PROSPECTUS DATED JANUARY 12, 1999

On January 4, 1999, the Nationwide Money Market Fund began offering two classes of shares - Prime Shares and Class R shares. Prime Shares are offered through this prospectus while all current shares of the Fund have been redesignated as Prime Shares and therefore all references to the Fund's shares in the prospectus are changed to refer to Prime Shares of the Fund and all the same characteristics as the current Fund shares.

Class R shares of the Fund are offered through a separate prospectus.




                       THIS SUPPLEMENT SHOULD BE RETAINED
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE